Exhibit 99.2 Day One Biopharmaceuticals Targeted Therapies for People of All Ages November 2023

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, timing and success of our planned nonclinical and clinical development activities, the results of any of our strategic collaborations, including the potential achievement of milestones and provision of royalty payments thereunder, timing and results of nonclinical studies and clinical trials, efficacy and safety profiles of our product candidates, execution of the Phase 2 and Phase 3 clinical trials for tovorafenib and the Phase 1b/2 clinical trial for tovorafenib and pimasertib as designed, any expectations about safety, efficacy, timing and ability to complete clinical trials and to obtain regulatory approvals for tovorafenib and other candidates in development, the ability of tovorafenib to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, cybersecurity incidents, instability in the global banking system, government shutdowns, uncertainty with respect to the federal budget and global regional conflicts, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward- looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2 2

Cancer Drug Development For People Of All Ages A Mission That Creates Value • Develop medicines for genomically-defined cancers • Establish first-in-class position through rapid registration pathways • Expand to adolescent and adult populations in parallel and pursue those opportunities with the same commitment we do for children • Lead program FIREFLY-1: FDA acceptance of NDA and priority review granted with PDUFA target action of date of April 30, 2024 Nasdaq: DAWN Growing Financial • Frontline trial (FIREFLY-2) underway IPO: 2021 Runway into 2026 Position Portfolio Founded: 2018 • Clinical-stage MEKi asset (pimasertib), in-licensed for combination trial with tovorafenib • Research collaboration and license agreement for preclinical program targeting VRK1 3 NDA data set included analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO-LGG, PFS) efficacy endpoints, safety, and exploratory analyses (including ORR by RANO-LGG).

Our Pipeline Recent & Anticipated Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Milestones Tovorafenib (DAY101) FDA acceptance of NDA: October 2023 Type II RAF Inhibitor PDUFA target action date: 1 Relapsed pLGG FIREFLY-1 (pivotal) • FDA Breakthrough Therapy April 30, 2024 Designation for relapsed pLGG Data published in Nature Medicine: November 2023 • FDA Rare Pediatric Disease Designation (PRV Eligible) for pLGG First patient dosed: • FDA Orphan Drug Designation FIREFLY-2 (pivotal) Frontline pLGG March 2023 for malignant glioma • EC Orphan Designation for glioma MAPK-altered Pimasertib First patient dosed: 2 FIRELIGHT-1* solid tumors May 2022 MEK 1/2 Inhibitor (Combo w/tovorafenib) 3 VRK1 Program Pediatric and In-licensed: August 2023 VRK1 Inhibitor adult cancers 1 2 3 *Includes patients ≥12 years of age. FIREFLY-1 Arm 1 expected to support registration. Pimasertib Phase 1 dose escalation and expansion trial previously completed. Research collaboration and license 4 agreement with Sprint Bioscience for exclusive worldwide rights to a research-stage program targeting VRK1. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any health authority.

Tovorafenib (DAY101) Type II RAF Inhibitor

Pediatric Low-Grade Glioma (pLGG): The Most Common Type Of Brain Tumor In Children PLGGs are chronic and relentless, with patients suffering profound tumor and 6 treatment-associated morbidity that can impact their life trajectory over the long term 7 A Serious and Life-Threatening Disease Disease Symptoms • An estimated 26,000 children/young adults are living Cerebral gliomas: 1,2 with BRAF-altered pLGGs in the U.S. today Seizures, muscle weakness, Cerebellar gliomas: behavioral changes • Surgery plays a significant role in treatment, but 70% of Impaired balance, 3,4 coordination or depth patients require systemic therapy perception Hypothalamic gliomas: • For the majority of patients in the relapse setting, there Endocrine dysfunction and is no standard of care and no approved therapies visual deficits Brain stem gliomas: Difficulty swallowing or with • ~70% of pLGGs have BRAF alterations, of these ~85% speech, abnormal breathing Optic pathway gliomas: 5 are BRAF fusions and ~15% are BRAF V600E mutations Decreased vision (acuity and/or fields), bulging or misalignment of eyes • Majority of patients have many years of treatment until the tumors typically senesce by their mid-20s 1 2 CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis; SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. 3 4 5 Estimated prevalence are Day One calculations based on publicly available data. Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27. 6 6 7 Jones DTW et al., Cancer Res. 2008; 68:8673–77. Traunwieser T et al., Neurooncol Adv. 2020; 2:vdaa094. Sievert AJ, Fisher MJ. Pediatric low-grade gliomas. J Child Neurol. 2009;24(11):1397-1408. doi:10.1177/0883073809342005.

Conventional Treatments Can Be Disruptive To Childhood and Can Have Significant Long-Term Consequences Chemotherapy Radiation Surgery • Significant recovery times • Requirement for indwelling • Risk of secondary malignancy catheter and weekly • Risks of complications • Risk of malignant infusions transformation • Resection may be limited by • Risk of neutropenia, location of tumor • Risk of vascular proliferation hypersensitivity reactions, and stroke • Potential for functional nausea and vomiting and deficits based on location of • Neurocognitive impact, peripheral neuropathy tumor and extent of depending on location of resection tumor and radiation field High unmet need for an effective therapy for the majority of pLGG relapsed or progressive patients that is minimally disruptive to their lives. Source: 1. Heitzer AM, Raghubar K, Ris MD, et al. Neuropsychological functioning following surgery for pediatric low-grade glioma: a prospective longitudinal study. J Neurosurg Pediatr. 2019;1-9. doi:10.3171/2019.9.PEDS19357. 2. Bryant R. Managing side effects of childhood cancer treatment. J Pediatr Nurs. 2003;18(2):113-125. doi:10.1053/jpdn.2003.11. 3. Zahnreich S, Schmidberger H. Childhood cancer: occurrence, treatment and risk of second primary malignancies. Cancers (Basel). 2021;13(11):2607. doi:10.3390/cancers/13112607. 4. National Cancer Institute. Fertility issues in girls and women with cancer. http://www.cancer.gov. Accessed June 13, 2022. 5. Alessi I., Caroleo A.M., de Palma L., Mastronuzzi A., Pro S., Colafati G.S., Boni A., Della Vecchia N., Velardi M., Evangelisti M., et al. Short and Long- 7 Term Toxicity in Pediatric Cancer Treatment: Central Nervous System Damage. Cancers. 2022;14:1540. doi: 10.3390/cancers14061540.

Tovorafenib (DAY101) Inhibits Both BRAF Fusions And BRAF V600 Mutations • Tovorafenib (DAY101) is an investigational, MAPK pathway RAS-independent activation of the MAPK pathway oral, selective, CNS-penetrant, type II RAF inhibitor that was designed to inhibit both RAS monomeric and dimeric RAF kinase ‒ Activity in tumors driven by both RAF RAF RAF fusion fusions and BRAF V600E mutations RAF Tovorafenib mutation ‒ Tablet and pediatric-friendly liquid suspension MEK ‒ Once weekly dosing • Currently approved type I BRAFi are indicated for use in patients with tumors bearing BRAF ERK V600E mutations ‒ Type I BRAF inhibitors cause paradoxical Proliferation and survival Proliferation and survival Proliferation and survival MAPK activation in the setting of wild-type RAF, increasing the risk of tumor growth in BRAF fusion-driven 8 Source: 1. Sun Y et al., Neuro Oncol. 2017; 19: 774–85; 2. Sievart AJ et al., PNAS. 2013; 110:5957-62; 3. Karajannis MA et al., Neuro Oncol 2014;16(10):1408-16.

The Current pLGG Treatment Paradigm Reflects The Unrelenting Nature Of This Chronic Brain Tumor 1L 2L 3L Presentation Surgical Intervention ~35% ~20% Targeted Tx Targeted Tx Targeted Tx GTR No Recurrence (5-10%) (40-50%) (40-50%) 1 Biopsy (>95%) Suspected ~65% ~50% ~50% pLGG ≤ Partial Eventual Additional lines Chemo Chemo Chemo Resection Recurrence of therapy ~40% ~80% (~90%) (~50%) (~35%) Molecular Testing Biopsy Only Other Other Other ~20% (<5%) (<5%) (<20%) No Biopsy (~5%) Response, Response, ~35% no recurrence ~50% no recurrence Because many pLGGs undergo senescence when patients reach their 20s, the goal of therapy is to maximize tumor control while minimizing treatment-associated toxicities from surgery, chemotherapy, and radiation. As a result, a large number of pLGG patients will undergo multiple lines of systemic therapy over the course of their disease. 1 Source: Physician Interviews, Bandopadhayay et al. Pediatric Blood Cancer. 2014; Sievert and Fischer. J Child Neurol. 2009; ClearView Analysis. GTR: Gross Total Resection Molecular testing of biopsied 9 samples occurs in all patients. Kandels et. al. Retrospective analysis of comprehensive SIOP registry; Hargrave et. al. Phase I/II;Fangusaro et. al. Phase II.

Pivotal Phase 2 Trial Of Monotherapy Tovorafenib (DAY101) In Relapsed Or Progressive pLGG (FIREFLY-1) – Fully Enrolled & Data Submitted to FDA Trial Design Endpoints (Pivotal Arm 1) 1 • Three arm, open-label, global registrational phase 2 trial • Primary endpoint: ORR based on RANO-HGG , assessed by blinded independent central review • Pivotal Arm 1 (recurrent/progressive pLGG, n=77): harboring a 2 KIAA1549-BRAF fusion or BRAF V600E mutation • Secondary endpoints: ORR by RAPNO-LGG assessed by blinded independent central review; PFS, DoR; TTR, CBR; safety • Arm 2 (expanded access recurrent/progressive LGG, n=60): harboring 3 an activating RAF alteration • Exploratory analyses: ORR and CBR by RANO-LGG assessed by blinded independent central review • Arm 3 (extracranial solid tumors): harboring an activating RAF fusion Key Inclusion Criteria Clinical and radiological evaluations at baseline, and every rd nd 3 cycle for pLGG and every 2 cycle for solid tumors • 6 months – 25 years of age • RAF-altered tumor Enrollment/ Day –28 to 0 • ≥1 prior line of systemic Screening Baseline End of Trial therapy with radiographic (C1D1) Study Drug Administration After Cycle 27: patients may either continue progression C27D1 2 treatment or enter drug holiday period at any time 420mg/m QW (not to exceed 600mg), • Prior use of MAPK pathway (at discretion of investigator) QW in 28-day cycles targeted therapy was permitted Eligibility evaluation Treatment period: minimum of 2 years or until progression or toxicity/intolerability 1 2 3 June 5, 2023 data cutoff. Wen PY, et al. J Clin Oncol. 2010;28(11):1963-1972. Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. Abbreviations: CBR, clinical benefit rate; IRC, independent review committee; C, cycle; D, day; LGG, low-grade glioma; ORR, objective response rate; PFS, progression-free survival; DoR, duration of 10 response; QW, once weekly; TTR, time to response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; MAPK, mitogen-activated protein kinase. For more information, please refer to NCT04775485.

Data from Pivotal Phase 2 FIREFLY-1 Trial June 5, 2023 data cutoff

FIREFLY-1 Baseline Patient Characteristics Location (n=77) Arm 1 Characteristic (n=77) Deep midline structures 12% Optic pathway Median age, years (range) 8 (2-21) 51% Gender, n (%) Other Male 40 (52) † 16% Female 37 (48) Cerebral hemisphere Race, n (%) 8% Cerebellum White 41 (53) 6% Asian 5 (6) Brain stem Black 2 (3) 8% Multiple 3 (4) Other 6 (8) Not specified 20 (26) BRAF alteration (n=77) Number of lines of prior systemic therapy Median (range) 3 (1-9) BRAF V600E 17% 1, n (%) 17 (22) 2, n (%) 21 (27) ≥3, n (%) 39 (51) * BRAF fusion 83% Prior MAPK pathway targeted therapy, n (%) Prior MEK inhibitor 43 (56) * Prior BRAF inhibitor 8 (10) ‡ Prior BRAF and MEK inhibitors 5 (7) Any MAPK inhibitor 46 (60) * † June 5, 2023 data cutoff. Includes 6 patients with BRAF duplication and 2 with BRAF rearrangement per fluorescence in situ hybridization or in situ hybridization. Includes tumors that were extending into 12 multiple regions of the brain, leptomeningeal disease, and/or spinal disease. ‡The 5 patients that had previously received both a MEK inhibitor and also a BRAF inhibitor are recorded in both the “Prior MEK inhibitor” and “Prior BRAF inhibitor” groups. MAPK, mitogen-activated protein kinase.

Tumor Response To Tovorafenib (DAY101) Using RAPNO-LGG, RANO-LGG and RANO-HGG RAPNO-LGG RAPNO-LGG RANO-LGG RANO-HGG Response (IRC) n=76 N=76 N=69 ORR,* n (%) 39 (51) 40 (53) 46 (67) 95% CI 40-63 41-64 54-78 CBR,* n (%) 62 (82) 63 (83) 64 (93) SD of any length of time 43 (57) 46 (61) 54 (78) SD ≥12 months BOR,* n (%) RANO-LGG 0 0 12 (17) CR 28 (37) 20 (26) 34 (49) PR 11 (14) 20 (26) n/a MR 23 (30) 23 (30) 18 (26) SD 19 (25) 17 (22) 10 (14) SD <12 months 4 (5) 6 (8) 8 (12) SD ≥12 months 13 (17) 11 (14) 4 (6) PD 1 (1) 2 (3) 1 (1) NE Median DOR, months 13.8 14.4 16.6 RANO-HGG 95% CI 11.3-NR 11.0-NR 11.6-NR Median TTR, months 5.3 5.5 3.0 Range 1.6-11.2 1.6-11.3 2.6-16.6 June 5, 2023 data cutoff. BOR, best overall response; CBR, clinical benefit rate; CI, confidence interval; CR, complete response; DOR, duration of response; HGG, high-grade glioma; IRC, independent radiology review committee; LGG, low-grade glioma; MR, minor response; n/a, not applicable; NE, not evaluable; NR, not reached; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, 13 Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; SD, stable disease; TTR, time to response. * ORR, CBR and BOR for RAPNO-LGG and RANO-LGG included MRs. Maximum change in Maximum change in Maximum change in tumor size (%) tumor size (%) tumor size (%)

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RAPNO-LGG Evaluable Lesions 5.3 Median time to response Months Median duration of 13.8 treatment Months Overall treatment duration (months) 14 June 5, 2023 data cutoff. Patients

Tumor Kinetics In Patients With Best Response Of Progressive Disease According To RAPNO-LGG The majority of patients who had radiographic progression by RAPNO-LGG at their initial disease assessment had subsequent prolonged reductions in the size of their tumor with continued treatment. Months 15 June 5, 2023 data cutoff. Change in tumor size (%)

Tumor Response To Tovorafenib (DAY101) According to RAPNO-LGG In Subgroups Defined By Baseline Characteristics Male (n=40) Female (n=36) 6 months-<2 years of age (n=0) Analysis of response 2-<6 years of age (n=14) data across various 6-<12 years of age (n=40) subgroups shows no 12-<16 years of age (n=16) significant differences 16-25 years of age (n=6) in response rate by RAPNO-LGG White (n=40) Other (n=16) Not reported (n=20) US (n=25) Ex-US (n=51) 0 10 20 30 40 50 60 70 80 90 100 Overall response rate, % (95% confidence interval) June 5, 2023 data cutoff. Other races included Asian (n=5), Black (n=2), Multiple (n=3),and Other (n=6). There were no Native Hawaiian or other Pacific Islander or American Indian or Alaska Native. No race 16 information was missing. Ex, External to; US, United States.

Tumor Response To Tovorafenib (DAY101) Across Three Assessment Criteria Were Consistent Across BRAF Fusion And Mutation Patients, and Patients With Prior MAPK Treatment 2 3,4 1 RAPNO-LGG RANO-LGG RANO-HGG Response (IRC) n n n ORR,* n (%) 76 39 (51) 76 40 (53) 69 46 (67) BRAF fusion 64 33 (52) 64 33 (52) 59 41 (69) BRAF mutation 12 6 (50) 12 7 (58) 10 5 (50) Prior MAPKi 45 22 (49) 45 23 (51) 41 29 (71) MAPKi-naive 31 17 (55) 31 17 (55) 28 17 (61) CBR,* n (%) (SD of any length of time) 76 62 (82) 76 63 (83) 69 64 (93) BRAF fusion 64 53 (83) 64 53 (83) 59 55 (93) BRAF mutation 12 9 (75) 12 10 (83) 10 9 (90) Prior MAPKi 45 38 (84) 45 38 (84) 41 37 (90) MAPKi-naive 31 24 (77) 31 25 (81) 28 27 (96) CBR,* n (%) (SD ≥12 months) 76 43 (57) 76 46 (61) 69 54 (78) BRAF fusion 64 37 (58) 64 39 (61) 59 49 (83) BRAF mutation 12 6 (50) 12 7 (58) 10 5 (50) Prior MAPKi 45 25 (56) 45 26 (58) 41 33 (80) MAPKi-naive 31 18 (58) 31 20 (65) 28 21 (75) Median DOR, months (95% CI)** 39 13.8 (11.3-NR) 40 14.4 (11.0-NR) 46 16.6 (11.6-NR) BRAF fusion 33 13.8 (11.3-NR) 33 16.3 (11.0-NR) 41 16.8 (11.6-NR) BRAF mutation 6 NR (8.4-NR) 7 12.0 (8.4-NR) 5 15.1 (8.3-NR) Prior MAPKi 22 13.8 (11.3-NR) 23 12.0 (8.5-NR) 29 15.1 (9.0-16.8) MAPKi-naive 17 NR (8.4-NR) 17 16.3 (8.4-NR) 17 NR (11.6-NR) 1 2 3 June 5, 2023 data cutoff. Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. 4. Wen 17 PY, et al. J. Clin Oncol. 2017;35(21),2439-2449. * ORR, CBR for RAPNO-LGG and RANO-LGG included MRs. ** the 95% CI were calculated using Kaplan-Meier method.

Tovorafenib (DAY101) Safety Data (n=137) TEAEs TRAEs Preferred Term, n (%) Any Grade Grade ≥3 Any Grade Grade ≥3 Any AE 137 (100) 86 (63) 134 (98) 58 (42) Hair color changes 104 (76) 0 104 (76) 0 • 9 patients (7%) had TRAEs Anemia 81 (59) 15 (11) 67 (49) 14 (10) leading to discontinuation Elevated CPK 80 (58) 16 (12) 77 (56) 16 (12) Fatigue 76 (55) 6 (4) 60 (44) 6 (4) • The most common reasons Vomiting 68 (50) 6 (4) 28 (20) 3 (2) for discontinuation were Hypophosphatemia 64 (47) 0 48 (35) 0 tumor hemorrhage (3 Headache 61 (45) 2 (1) 29 (21) 0 Maculo-papular rash 60 (44) 11 (8) 56 (41) 11 (8) patients) and decrease in Pyrexia 53 (39) 5 (4) 17 (12) 1 (1) growth velocity (2 patients) Dry skin 49 (36) 0 45 (33) 0 Elevated LDH 48 (35) 0 42 (31) 0 • 33 patients (24%) had TRAEs Increased AST 47 (34) 4 (3) 41 (30) 4 (3) leading to dose reduction; Constipation 45 (33) 0 31 (23) 0 50 patients (37%) had TRAEs Nausea 45 (33) 0 25 (18) 0 leading to dose interruption Upper RTI 43 (31) 2 (1) 2 (1) 0 Dermatitis acneiform 42 (31) 1 (1) 41 (30) 1 (1) • Median duration of dose Epistaxis 42 (31) 1 (1) 27 (20) 0 interruption was 2 weeks. Decreased appetite 39 (28) 5 (4) 28 (20) 4 (3) Paronychia 36 (26) 2 (1) 32 (23) 2 (1) Pruritus 35 (26) 1 (1) 32 (23) 1 (1) COVID-19 34 (25) 0 0 0 June 5, 2023 data cutoff. Treatment-emergent AEs ≥25% any grade in arms 1 & 2. AE, adverse event; ALT, Alanine transaminase; AST, aspartate aminotransferase; COVID-19, Coronavirus disease 2019; CPK, 18 creatine phosphokinase; LDH, lactate dehydrogenase; RTI, respiratory tract infection; TEAEs, treatment-emergent adverse events; TRAEs, treatment-related adverse events.

Estimated BRAF-Altered pLGG Patient Population In The U.S. Estimated BRAF-Altered Patients in the U.S. • An estimated 26,000 children/young adults are living with BRAF-altered (BRAF fusions or BRAF 1-5 V600E mutations) pLGGs in the U.S. today • Despite significant disease burden, many pLGGs undergo senescence when patients reach their 20s driving the need to both maximize tumor ~26,000 ~2,000-3,000 ~1,100 control while minimizing treatment-associated Recurrent/Progressive Incidence of Treatment- toxicities Prevalence of 4,5 Total Addressable Patient Eligible Frontline Patients Systemically-Treated 6 3,4 Population per Year Patients Under 25 • As a result, a large number of pLGG patients will undergo multiple lines of systemic therapy over the course of their disease • Based on progression free survival curves modeled from published literature, the estimated addressable pool of recurrent or progressive pLGG 6 patients is ~2,000-3,000 per year at steady state 1 2 Selt F, van Tilburg CM, Bison B, et al. Response to trametinib treatment in progressive pediatric low-grade glioma patients. J Neurooncol. 2020;149(3):499-510. doi:10.1007/s11060-020-03640-3. Ryall S, 3 Tabori U, Hawkins C. Pediatric low-grade glioma in the era of molecular diagnostics. Acta Neuropathol Commun. 2020;8(1):30. doi:10.1186/s40478-020-00902-z. SEER US complete prevalence counts of 4 5 patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis. US Census. Estimated annual incidence, 19 6 estimated prevalence, and estimated recurrent/progressive total addressable patient population are Day One calculations based on publicly available data. Source: Internal market research conducted by EpidStrategies, A Division of ToxStrategies, Inc. on behalf of Day One.

Key Takeaways From FIREFLY-1 Data And Next Steps • Clinically meaningful data from FIREFLY-1 for pediatric patients with recurrent or progressive LGG harboring BRAF fusions or BRAF V600E mutations (“BRAF-altered”) • 51% ORR by RAPNO-LGG • 53% ORR by RANO-LGG • 67% ORR by RANO-HGG • Deepening of responses observed in patients from December 2022 to June 2023 data cutoffs across all three assessment criteria • Responses were observed in patients with either BRAF fusion or BRAF V600E mutations (“BRAF-altered”) • Responses seen in a heavily-pretreated population where the majority (60%) of patients progressed on or after one or more prior MAPK inhibitors • Safety and tolerability profile indicating monotherapy tovorafenib to be generally well-tolerated • FDA Rare Pediatric Disease Designation for pLGG, eligible for Priority Review Voucher Next Steps: Priority review granted with PDUFA target action date April 30, 2024 20 June 5, 2023 data cutoff.

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial of Tovorafenib (DAY101) in Frontline pLGG

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial Of Tovorafenib (DAY101) In Frontline pLGG Trial Design Endpoints • Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib • Primary endpoint: ORR based on RANO-LGG criteria, assessed by blinded 1 (DAY101) vs SoC chemotherapy independent central review • Eligibility: Patients aged 6 months to <25 years with LGG harboring a RAF ‒ The ORR primary analysis is expected to occur ~12 months after the last alteration and requiring first-line systemic therapy patient randomized • Tovorafenib (DAY101) available as tablets and pediatric-friendly liquid • Key secondary endpoints: PFS and DoR by RANO criteria, ORR by RAPNO suspension criteria • Patients who progress after stopping tovorafenib (DAY101) may be re- • Other secondary endpoints: changes in neurological and visual function, challenged safety, and tolerability • Patients who progress in the SoC arm during or post-treatment may cross- • Key exploratory objectives: QoL and health utilization measures over to receive tovorafenib 2 Non-resectable or Tovorafenib, 420mg/m QW sub-total resected LGG (not to exceed 600 mg) AND Stratified by Long-term follow-up (48 months) Requiring first-line • Location of tumor Investigator's choice of systemic therapy • Genomic alteration vincristine/carboplatin* or N ≈ 400 • CDKN2A status vinblastine • Infant CHG diagnosis * COG or SIOPe-LGG regimen. Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; 1 22 SoC, standard of care. Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E mutation who require systemic therapy based on a study with the same primary endpoint. 1:1 Randomization

FIRELIGHT-1 Phase 1b/2 Trials Evaluating Tovorafenib (DAY101) as a Combination with Pimasertib

Pimasertib: Investigational Allosteric MEK1/2 Inhibitor With Demonstrated Activity In MAPK-Driven Solid Tumors • Pimasertib is an investigational orally-bioavailable, selective, non-competitive MEK1/2 inhibitor in-licensed from Merck KGaA in February 2021 • Extensive non-clinical and clinical development work through Phase 2, including a solid tumor trial in Japan and combinations with other MOAs • Main AEs typical for all in-class allosteric MEK inhibitors (GI, CPK elevation, skin rash, visual disturbances) • Nearly three-fold higher CNS penetration than other MEKi inhibitors (trametinib or selumetinib) • Pimasertib showed monotherapy clinical activity, including an improvement in median PFS versus dacarbazine in NRAS mutant melanoma • Combination with tovorafenib (DAY101) and other targeted therapies may unlock the full value of pimasertib in advanced solid tumors 24 Sources: Pimasertib Investigator Brochure, v12, 2019; de Gooijer et al., Int J Cancer, 2018; Shaw et al., AACR LB-456, 2012; Lebbe et al., Cancers, 2020.

Vertical MAPK Pathway Inhibition With Tovorafenib (DAY101) And Pimasertib May Unlock Potential Synergy For Adult Solid Tumors BRAF KRAS or NRAS non-V600 mutant mutant MEK RAF/ PI3K/m RAL MEK/ERK TOR ERK Proliferation, survival Proliferation, survival Type II RAFi + MEKI Type II RAFi + MEKi Type II RAFi + MEKi is synergistic in BRAF fusion melanoma PDX model ex vivo (internal data) A Non V600 BRAF dimers are Targeting multiple nodes of effectively inhibited by type II MAPK pathway will drive deeper Sensitivity of KRAS Q61 mutant cells to pimasertib is enhanced when cells are treated with the B type II BRAF inhibitor BGB-283 (Yuan et al., Mol Onc 2020) RAFi , but not type I BRAFi and more durable response Tovorafenib (DAY101) + MEK inhibitor is synergistic in KRAS G12C and Q61 mutant tumor cells C (Venetsanakos et al., 2021 AACR poster presentation) 25

Tovorafenib (DAY101) / Pimasertib Combination In Solid Tumors (FIRELIGHT-1) 1 Trial Design Endpoints 2 • Combination dose escalation, global phase 1b/2 trial • Phase 1b: PK, PD and Safety, MTD/RP2D • Phase 1b, BOIN (adaptive), n = 10/cohort (approximately) • Phase 2: Efficacy (ORR, DOR) • Phase 2, Simon 2-stage, n = 25/cohort (approximately) • Eligibility: Patients aged 12 years and older, dose escalation will be performed in advanced solid tumor patients with any MAPK alteration. Expansion cohorts will focus on indications with a potential path to accelerated approval Phase 1b Phase 2* NRASmut Selected tumors Tumors with MAPK BRAF Class 1 (non-E/K) and Safety 3 DAY101 + Pimasertib until disease progression Follow Up Class 2 mutant tumors pathway alterations BRAF fusion selected tumors Pre-identified patients with advanced *Additional biomarker-selected solid tumors and available clinical cohorts may be pursued based molecular profiling information. on developing data Abbreviations: BOIN, Bayesian Optimal Interval Design; BRAF, B-Raf proto-oncogene, serine/threonine kinase; MAPK, mitogen-activated protein kinase; NRAS, neuroblastoma rat sarcoma viral oncogene. 1 2 26 Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). Intend to open U.S. and ex- 3 U.S. clinical sties. DAY101 + Pimasertib until disease progression, intolerable toxicity, withdrawal of consent, or death.

Summary

Financial Summary: DAWN Cash, cash equivalents and short-term investments ~87.0 million shares of common stock as of September 30, 2023: $405.5 million (no debt) outstanding as of November 1, 2023 Nine Months Ended Nine Months Ended $ Millions 9/30/23 9/30/22 R&D Expense $93.2 $59.6 G&A Expense $53.4 $44.6 Net Loss $134.4 $102.1 FIREFLY-1: Pivotal Phase 2 clinical trial of tovorafenib (DAY101) 1 • NDA in May 2023 Projected • FDA acceptance of NDA and priority review granted in October 2023 • PDUFA target action date of April 30, 2024 (PRV eligible) cash runway • Data published in Nature Medicine and oral presentation at SNO in November 2023 into 2026 FIREFLY-2/LOGGIC: Pivotal Phase 3 clinical trial of tovorafenib (DAY101) in newly diagnosed pLGG • First patient dosed in March 2023 1 All financial and share information is unaudited. NDA data set includes analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO, PFS) efficacy endpoints, safety, and exploratory analyses 28 (including ORR by RANO-LGG). PRV, Priority Review Voucher.

Next Steps FIREFLY-1 • NDA in May 2023 • FDA acceptance of NDA and priority review granted in October 2023 • PDUFA target action date of April 30, 2024 • Data published in Nature Medicine and oral presentation at SNO in November 2023 FIREFLY-2 • Advance tovorafenib as a frontline therapy for patients with pLGG • Currently activating sites and enrolling patients FIRELIGHT-1 • Evaluate tovorafenib in combination in adolescent and adult populations Commercial • Continue investment in market and launch preparation activities Business Development • Research collaboration and license agreement for preclinical program targeting VRK1 • Further investment in business development activities to expand our multiple asset portfolio 29 SNO, Society for Neuro-Oncology.

Appendix `

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG Evaluable Lesions 3.0 Median time to response Months Median duration of 16.6 treatment Months Overall treatment duration (months) 31 June 5, 2023 data cutoff. Patients

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-LGG Evaluable Lesions 5.5 Median time to response Months Median duration of 14.4 treatment Months Overall treatment duration (months) 32 June 5, 2023 data cutoff. Patients

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Optic Pathway Glioma A 7-years-old female child with an optic pathway glioma, with very poor vision, entropion, folliculitis, eczema, mouth ulceration and xerosis -36 6 Months -30 -24 -18 -12 -6 0 PR Diagnostic biopsy 3L: Tovorafenib 1L: Vincristine/carboplatin Best response SD 2L: Trametinib Best response PD • PR (-58%) and improvement in vision reported at cycle 3 • AEs included grade 3 erythematous rash requiring dose interruption and dose reduction (400 mg QW to 300 mg QW in cycle 1), and grade 2 eczema and maculopapular rash • Patient continues to receive weekly tovorafenib Baseline After 6 cycles Tumor kinetics (RANO) Tovorafenib 33 Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority.

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Posterior Fossa Pilocytic Astrocytoma An 8-years-old female child with a posterior fossa pilocytic astrocytoma, eczema, nausea and constipation Months -84 -72 -60 -48 -36 -24 -12 0 12 PR Suboccipital 2L: Carboplatin/vincristine craniotomies 4L: Trametinib 5L: Tovorafenib Best response PR Best response SD 1L: Carboplatin 3L: Vinblastine Best response PD Best response SD • PR (-69%) at cycle 3 with 500 mg QW tovorafenib, with a deepening of response (80% and 91% in cycles 6 and 9, respectively) over time • AEs included grade 2 decrease in neutrophil count, pustular rash, and upper respiratory infection • Patient continues to receive weekly tovorafenib Baseline After 3 cycles After 6 cycles After 9 cycles Tumor kinetics Tovorafenib 34 Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority.

Case Study: Activity Of Tovorafenib (DAY101) In BRAF V600E Mutation Deep Midline Astrocytoma A 9-year-old female child with deep midline BRAF V600E-mutant astrocytoma with precocious puberty Months -60 -48 -36 -24 -12 0 12 PR Subtotal 1L: Carboplatin/vincristine 2L: Dabrafenib 3L: Tovorafenib resection Best response PR Best response PR • PR (-74%) at cycle 3, with a deepening of response (-94%) at cycle 6 • AEs included grade 3 maculopapular rash and increased CPK, requiring drug interruption and dose reduction (500 mg QW to 400 mg QW in cycle 1) • Tovorafenib dose was re-escalated back to 500 mg QW in cycle 4; patient continues on treatment Baseline After 3 cycles After 6 cycles Tumor kinetics Tovorafenib 35 Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority.

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Optic Pathway Glioma 8-year-old boy with relapsed pilomyxoid astrocytoma of the optic pathway, with visual loss in right eye, visual field loss in left eye, fatigue, intermittent nausea/vomiting, intermittent headaches, anorexia, and temperature regulation disorder Months -60 0 12 -48 -36 -12 24 -24 Trametinib VC Binimetinib Tovorafenib PR • Initiated treatment with tovorafenib 400 mg/QW following 3 prior therapies, including binimetinib and trametinib, which were discontinued due to PD • At cycle 3, PR (-88%) per RANO-HGG, and MR (-32% and -40%) per RAPNO-LGG and RANO-LGG, respectively − Sustained improvements in visual acuity reported; logMAR change 0.2 → 0 − PD criteria met (-94% to -91%) with RANO-HGG at cycle 15; continued treatment as investigator deemed no radiographic progression with subsequent reduction in target lesion (-97%) • AEs were G2 (drug eruption, elevated CPK) and G1 (hair color change, paronychia, growth retardation) T1 + C (baseline and post-cycle 3) T2 (baseline and post-cycles 3 & 12) Tumor kinetics Dec 22, 2022, data cut-off. AEs, adverse events; C, contrast; CPK, creatine phosphokinase; G, grade; HGG, high-grade glioma; LGG, low-grade glioma; logMAR, Logarithm of the Minimum Angle of Resolution; 36 MR, minor response; PD, progressive disease; PR, partial response; QW, once weekly; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; VC, vincristine-carboplatin.

FIREFLY-2/LOGGIC: Pivotal Phase 3 Study Of Tovorafenib (DAY101) In Newly Diagnosed pLGG • Collaboration between Day One and the Approximately 100 potential sites (~65 from the LOGGIC consortium) LOGGIC consortium, internationally recognized experts in pLGG research ‒ Coupled with the LOGGIC-CORE molecular diagnostic program ‒ Worked jointly on the study design and ~20 discussions with the U.S. and EU Sites ~65 regulatory authorities Sites ~5 Sites ~10 Sites 37